Exhibit 99.2

Unaudited Pro Forma Condensed Consolidated Financial Statements

On October 23, 2015, ERP Operating Limited Partnership, a subsidiary and the operating partnership of Equity Residential through which Equity Residential owns substantially all of its assets, together with certain wholly-owned subsidiaries of ERP Operating Limited Partnership (collectively, the “Company”), entered into ten substantially identical Real Estate Sale Agreements (the “Sale Agreements”) with SCG Atlas Acquisition, L.P., an affiliate of Starwood Global Opportunity Fund X (“Starwood”), pursuant to which the Company agreed to sell to Starwood a portfolio of 72 multifamily assets, comprising 23,262 apartment units across the United States (the “Starwood Portfolio”), for $5.365 billion in cash.

The Company closed on substantially all of the assets in the Starwood Portfolio on January 26, 2016 and on the only remaining asset on January 27, 2016. The closings included the sale of all 72 consolidated operating properties consisting of 23,262 apartment units for $5.365 billion.
The foregoing description of the Sale Agreements is not complete and is subject to and qualified in its entirety by reference to the Sale Agreements, one of which is attached as Exhibit 2.1 to the Company's Current Report on Form 8-K dated October 23, 2015 and filed with the SEC on October 26, 2015.

In addition to this sale, the Company announced its intentions to sell an additional 26 operating properties located in various submarkets, consisting of 4,728 apartment units for approximately $700.0 million in individual and small portfolio sales throughout 2016 to other third parties. The sale of the Starwood Portfolio, combined with these other planned 2016 dispositions, will result in the Company’s exit from the South Florida and Denver markets as well as the New England submarkets. The Pro Forma Financial Statements exclude the approximately $700.0 million in individual and small portfolio sales mentioned above that are expected to occur throughout 2016. There can be no assurance that the other planned 2016 dispositions will be consummated or that the final terms will not differ in material respects from those summarized above.

The Company intends to use the majority of the proceeds from the Starwood Portfolio and these other planned 2016 dispositions to pay special dividends to its shareholders and holders of OP Units.  The Company expects to use the majority of the remaining proceeds to reduce aggregate indebtedness in order to make the transaction leverage neutral.  The Pro Forma Financial Statements, in accordance with SEC rules and regulations, do not reflect any use of proceeds. All future dividends remain subject to the discretion of Equity Residential's Board of Trustees.

The accompanying unaudited Pro Forma Condensed Consolidated Balance Sheets of Equity Residential and ERP Operating Limited Partnership are presented as if the entire Starwood Portfolio had been disposed of on September 30, 2015. The accompanying unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine-month period ended September 30, 2015 and for the year ended December 31, 2014 of Equity Residential and ERP Operating Limited Partnership are presented as if the entire Starwood Portfolio had been disposed of on January 1, 2014. The unaudited Pro Forma Condensed Consolidated Balance Sheets are segregated into separate components as follows:

•	the historical Consolidated Balance Sheets of the Company;

•	the elimination of the historical combined financial position of the Starwood Portfolio and certain mortgage debt that is required to be paid off prior to closing the transaction;

•	the pro forma details of the transaction, including the cash received and estimated gain on sale; and

•	the Pro Forma Condensed Consolidated Balance Sheets of the Company.

The unaudited Pro Forma Condensed Consolidated Statements of Operations are segregated into separate components as follows:

•	the historical Consolidated Statements of Operations of the Company;

•
the elimination of the historical combined revenues and certain expenses of the Starwood Portfolio and interest expense on certain mortgage debt that is required to be paid off prior to closing the transaction;

•	the pro forma details of the transaction; and

•	the Pro Forma Condensed Consolidated Statements of Operations of the Company.

These Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with:

•
The Company’s historical consolidated financial statements and notes thereto as of and for the nine-month period ended September 30, 2015, included in the Company’s Combined Form 10-Q filed with the SEC on November 5, 2015; and

•
The Company’s historical consolidated financial statements and notes thereto as of and for the year ended December 31, 2014, included in the Company’s Combined Form 10-K filed with the SEC on February 26, 2015.

In management’s opinion, all adjustments necessary to reflect the disposition of the Starwood Portfolio have been made. The following unaudited Pro Forma Condensed Consolidated Balance Sheets do not purport to represent the future financial position of the Company. The unaudited Pro Forma Condensed Consolidated Statements of Operations are not necessarily indicative of what the actual results of operations would have been for the nine-month period ended September 30, 2015 or for the year ended December 31, 2014 assuming the above transaction had been consummated on January 1, 2014, nor do they purport to represent the future results of operations of the Company.

Equity Residential
Pro Forma Condensed Consolidated Balance Sheet
September 30, 2015
(Amounts in thousands)
(Unaudited)

	(1)	(2)		(3)
	Equity Residential Historical	Starwood Portfolio		Transaction		Pro Forma Amounts
ASSETS
Investment in real estate
Land	$6,424,887	$(602,737)		$—		$5,822,150
Depreciable property	20,540,247	(2,749,684)		—		17,790,563
Projects under development	1,039,657	—		—		1,039,657
Land held for development	154,690	—		—		154,690
Investment in real estate	28,159,481	(3,352,421)		—		24,807,060
Accumulated depreciation	(5,914,695)	1,170,386		—		(4,744,309)
Investment in real estate, net	22,244,786	(2,182,035)		—		20,062,751
Cash and cash equivalents	37,366	—		5,365,000	(3a)	5,248,684
				(80,475)	(3b)
				(73,207)	(3c)
Investments in unconsolidated entities	74,108	—		—		74,108
Deposits – restricted	135,674	—		—		135,674
Escrow deposits – mortgage	54,071	(283)	(2a)	—		53,788
Deferred financing costs, net	57,001	(1,194)	(2a)	—		55,807
Other assets	405,798	—		—		405,798
Total assets	$23,008,804	$(2,183,512)		$5,211,318		$26,036,610

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$4,891,529	$(73,475)	(2a)	$—		$4,818,054
Notes, net	5,881,794	—		—		5,881,794
Line of credit and commercial paper	29,996	—		—		29,996
Accounts payable and accrued expenses	253,027	—		—		253,027
Accrued interest payable	86,083	(15)	(2a)	—		86,068
Other liabilities	353,106	—		—		353,106
Security deposits	76,934	—		—		76,934
Distributions payable	209,086	—		—		209,086
Total liabilities	11,781,555	(73,490)		—		11,708,065

Commitments and contingencies

Redeemable Noncontrolling Interests – Operating Partnership	522,585	(38,773)	(2b)	95,762	(3d)	579,574
Equity:
Shareholders’ equity:
Preferred Shares	40,180	—		—		40,180
Common Shares	3,641	—		—		3,641
Paid in capital	8,584,143	(1,892,403)	(2b)	1,909,847	(3d)	8,601,587
Retained earnings	2,007,590	(137,053)	(2b)	3,102,490	(3e)	4,973,027
Accumulated other comprehensive (loss)	(157,020)	—		—		(157,020)
Total shareholders’ equity	10,478,534	(2,029,456)		5,012,337		13,461,415
Noncontrolling Interests:
Operating Partnership	221,487	(41,793)	(2b)	103,219	(3d)	282,913
Partially Owned Properties	4,643	—		—		4,643
Total Noncontrolling Interests	226,130	(41,793)		103,219		287,556
Total equity	10,704,664	(2,071,249)		5,115,556		13,748,971
Total liabilities and equity	$23,008,804	$(2,183,512)		$5,211,318		$26,036,610

See accompanying notes.

Equity Residential
Pro Forma Condensed Consolidated Statement of Operations
Nine Months Ended September 30, 2015
(Amounts in thousands except per share data)
(Unaudited)

	(1)	(2)
	Equity Residential Historical	Starwood Portfolio		Transaction	Pro Forma Amounts
REVENUES
Rental income	$2,035,359	$(318,346)		$—	$1,717,013
Fee and asset management	6,413	—		—	6,413
Total revenues	2,041,772	(318,346)		—	1,723,426

EXPENSES
Property and maintenance	364,948	(59,139)		—	305,809
Real estate taxes and insurance	254,513	(37,292)		—	217,221
Property management	60,887	(9)		—	60,878
Fee and asset management	3,764	—		—	3,764
Depreciation	584,862	(78,792)		—	506,070
General and administrative	50,942	(31)		—	50,911
Total expenses	1,319,916	(175,263)		—	1,144,653

Operating income	721,856	(143,083)		—	578,773

Interest and other income	6,906	(1)		—	6,905
Other expenses	(2,839)	—		—	(2,839)
Interest:
Expense incurred, net	(333,622)	519	(2a)	—	(333,103)
Amortization of deferred financing costs	(7,734)	74	(2a)	—	(7,660)
Income before income and other taxes, income from investments in unconsolidated entities, net gain (loss) on sales of real estate properties and land parcels and discontinued operations	384,567	(142,491)		—	242,076
Income and other tax (expense) benefit	(698)	1		—	(697)
Income from investments in unconsolidated entities	14,388	—		—	14,388
Net gain on sales of real estate properties	295,692	—		—	295,692
Net (loss) on sales of land parcels	(1)	—		—	(1)
Income from continuing operations	693,948	(142,490)		—	551,458
Discontinued operations, net	350	—		—	350
Net income	694,298	(142,490)		—	551,808
Net (income) attributable to Noncontrolling Interests:
Operating Partnership	(26,191)	5,437	(2b)	—	(20,754)
Partially Owned Properties	(2,473)	—		—	(2,473)
Net income attributable to controlling interests	665,634	(137,053)		—	528,581
Preferred distributions	(2,557)	—		—	(2,557)
Premium on redemption of Preferred Shares	(2,789)	—		—	(2,789)
Net income available to Common Shares	$660,288	$(137,053)		$—	$523,235

Earnings per share – basic:
Income from continuing operations available to Common Shares	$1.82				$1.44
Net income available to Common Shares	$1.82				$1.44
Weighted average Common Shares outstanding	363,386				363,386

Earnings per share – diluted:
Income from continuing operations available to Common Shares	$1.80				$1.43
Net income available to Common Shares	$1.80				$1.43
Weighted average Common Shares outstanding	380,423				380,423

See accompanying notes.

Equity Residential
Pro Forma Condensed Consolidated Statement of Operations
Year Ended December 31, 2014
(Amounts in thousands except per share data)
(Unaudited)

	(1)	(2)
	Equity Residential Historical	Starwood Portfolio		Transaction	Pro Forma Amounts
REVENUES
Rental income	$2,605,311	$(401,134)		$—	$2,204,177
Fee and asset management	9,437	—		—	9,437
Total revenues	2,614,748	(401,134)		—	2,213,614

EXPENSES
Property and maintenance	473,098	(76,579)		—	396,519
Real estate taxes and insurance	325,401	(46,416)		—	278,985
Property management	79,636	(11)		—	79,625
Fee and asset management	5,429	—		—	5,429
Depreciation	758,861	(104,104)		—	654,757
General and administrative	50,948	(24)		—	50,924
Total expenses	1,693,373	(227,134)		—	1,466,239

Operating income	921,375	(174,000)		—	747,375

Interest and other income	4,462	(1)		—	4,461
Other expenses	(9,073)	1		—	(9,072)
Interest:
Expense incurred, net	(457,191)	701	(2a)	—	(456,490)
Amortization of deferred financing costs	(11,088)	98	(2a)	—	(10,990)
Income before income and other taxes, (loss) from investments in unconsolidated entities, net gain on sales of real estate properties and land parcels and discontinued operations	448,485	(173,201)		—	275,284
Income and other tax (expense) benefit	(1,394)	3		—	(1,391)
(Loss) from investments in unconsolidated entities	(7,952)	—		—	(7,952)
Net gain on sales of real estate properties	212,685	—		—	212,685
Net gain on sales of land parcels	5,277	—		—	5,277
Income from continuing operations	657,101	(173,198)		—	483,903
Discontinued operations, net	1,582	—		—	1,582
Net income	658,683	(173,198)		—	485,485
Net (income) attributable to Noncontrolling Interests:
Operating Partnership	(24,831)	6,598	(2b)	—	(18,233)
Partially Owned Properties	(2,544)	14	(2c)	—	(2,530)
Net income attributable to controlling interests	631,308	(166,586)		—	464,722
Preferred distributions	(4,145)	—		—	(4,145)
Net income available to Common Shares	$627,163	$(166,586)		$—	$460,577

Earnings per share – basic:
Income from continuing operations available to Common Shares	$1.73				$1.27
Net income available to Common Shares	$1.74				$1.28
Weighted average Common Shares outstanding	361,181				361,181

Earnings per share – diluted:
Income from continuing operations available to Common Shares	$1.72				$1.26
Net income available to Common Shares	$1.73				$1.27
Weighted average Common Shares outstanding	377,735				377,735

See accompanying notes.

ERP Operating Limited Partnership
Pro Forma Condensed Consolidated Balance Sheet
September 30, 2015
(Amounts in thousands)
(Unaudited)

	(1)	(2)		(3)
	ERP Operating Limited Partnership Historical	Starwood Portfolio		Transaction		Pro Forma Amounts
ASSETS
Investment in real estate
Land	$6,424,887	$(602,737)		$—		$5,822,150
Depreciable property	20,540,247	(2,749,684)		—		17,790,563
Projects under development	1,039,657	—		—		1,039,657
Land held for development	154,690	—		—		154,690
Investment in real estate	28,159,481	(3,352,421)		—		24,807,060
Accumulated depreciation	(5,914,695)	1,170,386		—		(4,744,309)
Investment in real estate, net	22,244,786	(2,182,035)		—		20,062,751
Cash and cash equivalents	37,366	—		5,365,000	(3a)	5,248,684
				(80,475)	(3b)
				(73,207)	(3c)
Investments in unconsolidated entities	74,108	—		—		74,108
Deposits – restricted	135,674	—		—		135,674
Escrow deposits – mortgage	54,071	(283)	(2a)	—		53,788
Deferred financing costs, net	57,001	(1,194)	(2a)	—		55,807
Other assets	405,798	—		—		405,798
Total assets	$23,008,804	$(2,183,512)		$5,211,318		$26,036,610

LIABILITIES AND CAPITAL
Liabilities:
Mortgage notes payable	$4,891,529	$(73,475)	(2a)	$—		$4,818,054
Notes, net	5,881,794	—		—		5,881,794
Line of credit and commercial paper	29,996	—		—		29,996
Accounts payable and accrued expenses	253,027	—		—		253,027
Accrued interest payable	86,083	(15)	(2a)	—		86,068
Other liabilities	353,106	—		—		353,106
Security deposits	76,934	—		—		76,934
Distributions payable	209,086	—		—		209,086
Total liabilities	11,781,555	(73,490)		—		11,708,065

Commitments and contingencies

Redeemable Limited Partners	522,585	(38,773)	(2b)	95,762	(3d)	579,574
Capital:
Partners’ Capital:
Preference Units	40,180	—		—		40,180
General Partner	10,595,374	(1,892,403)	(2b)	1,909,847	(3d)	13,578,255
		(137,053)	(2b)	3,102,490	(3e)
Limited Partners	221,487	(41,793)	(2b)	103,219	(3d)	282,913
Accumulated other comprehensive (loss)	(157,020)	—		—		(157,020)
Total partners’ capital	10,700,021	(1,934,196)		5,115,556		13,744,328
Noncontrolling Interests – Partially Owned Properties	4,643	—		—		4,643
Total capital	10,704,664	(1,934,196)		5,115,556		13,748,971
Total liabilities and capital	$23,008,804	$(2,046,459)		$5,211,318		$26,036,610

See accompanying notes.

ERP Operating Limited Partnership
Pro Forma Condensed Consolidated Statement of Operations
Nine Months Ended September 30, 2015
(Amounts in thousands except per Unit data)
(Unaudited)

	(1)	(2)
	ERP Operating Limited Partnership Historical	Starwood Portfolio		Transaction	Pro Forma Amounts
REVENUES
Rental income	$2,035,359	$(318,346)		$—	$1,717,013
Fee and asset management	6,413	—		—	6,413
Total revenues	2,041,772	(318,346)		—	1,723,426

EXPENSES
Property and maintenance	364,948	(59,139)		—	305,809
Real estate taxes and insurance	254,513	(37,292)		—	217,221
Property management	60,887	(9)		—	60,878
Fee and asset management	3,764	—		—	3,764
Depreciation	584,862	(78,792)		—	506,070
General and administrative	50,942	(31)		—	50,911
Total expenses	1,319,916	(175,263)		—	1,144,653

Operating income	721,856	(143,083)		—	578,773

Interest and other income	6,906	(1)		—	6,905
Other expenses	(2,839)	—		—	(2,839)
Interest:
Expense incurred, net	(333,622)	519	(2a)	—	(333,103)
Amortization of deferred financing costs	(7,734)	74	(2a)	—	(7,660)
Income before income and other taxes, income from investments in unconsolidated entities, net gain (loss) on sales of real estate properties and land parcels and discontinued operations	384,567	(142,491)		—	242,076
Income and other tax (expense) benefit	(698)	1		—	(697)
Income from investments in unconsolidated entities	14,388	—		—	14,388
Net gain on sales of real estate properties	295,692	—		—	295,692
Net (loss) on sales of land parcels	(1)	—		—	(1)
Income from continuing operations	693,948	(142,490)		—	551,458
Discontinued operations, net	350	—		—	350
Net income	694,298	(142,490)		—	551,808
Net (income) attributable to Noncontrolling Interests – Partially
Owned Properties	(2,473)	—		—	(2,473)
Net income attributable to controlling interests	$691,825	$(142,490)		$—	$549,335

ALLOCATION OF NET INCOME:
Preference Units	$2,557	$—		$—	$2,557
Premium on redemption of Preference Units	$2,789	$—		$—	$2,789

General Partner	$660,288	$(137,053)		$—	$523,235
Limited Partners	26,191	(5,437)	(2b)	—	20,754
Net income available to Units	$686,479	$(142,490)		$—	$543,989

Earnings per Unit – basic:
Income from continuing operations available to Units	$1.82				$1.44
Net income available to Units	$1.82				$1.44
Weighted average Units outstanding	376,970				376,970

Earnings per Unit – diluted:
Income from continuing operations available to Units	$1.80				$1.43
Net income available to Units	$1.80				$1.43
Weighted average Units outstanding	380,423				380,423

See accompanying notes.

ERP Operating Limited Partnership
Pro Forma Condensed Consolidated Statement of Operations
Year Ended December 31, 2014
(Amounts in thousands except per Unit data)
(Unaudited)

	(1)	(2)
	ERP Operating Limited Partnership Historical	Starwood Portfolio		Transaction	Pro Forma Amounts
REVENUES
Rental income	$2,605,311	$(401,134)		$—	$2,204,177
Fee and asset management	9,437	—		—	9,437
Total revenues	2,614,748	(401,134)		—	2,213,614

EXPENSES
Property and maintenance	473,098	(76,579)		—	396,519
Real estate taxes and insurance	325,401	(46,416)		—	278,985
Property management	79,636	(11)		—	79,625
Fee and asset management	5,429	—		—	5,429
Depreciation	758,861	(104,104)		—	654,757
General and administrative	50,948	(24)		—	50,924
Total expenses	1,693,373	(227,134)		—	1,466,239

Operating income	921,375	(174,000)		—	747,375

Interest and other income	4,462	(1)		—	4,461
Other expenses	(9,073)	1		—	(9,072)
Interest:
Expense incurred, net	(457,191)	701	(2a)	—	(456,490)
Amortization of deferred financing costs	(11,088)	98	(2a)	—	(10,990)
Income before income and other taxes, (loss) from investments in unconsolidated entities, net gain on sales of real estate properties and land parcels and discontinued operations	448,485	(173,201)		—	275,284
Income and other tax (expense) benefit	(1,394)	3		—	(1,391)
(Loss) from investments in unconsolidated entities	(7,952)	—		—	(7,952)
Net gain on sales of real estate properties	212,685	—		—	212,685
Net gain on sales of land parcels	5,277	—		—	5,277
Income from continuing operations	657,101	(173,198)		—	483,903
Discontinued operations, net	1,582	—		—	1,582
Net income	658,683	(173,198)		—	485,485
Net (income) attributable to Noncontrolling Interests – Partially
Owned Properties	(2,544)	14	(2c)	—	(2,530)
Net income attributable to controlling interests	$656,139	$(173,184)		$—	$482,955

ALLOCATION OF NET INCOME:
Preference Units	$4,145	$—		$—	$4,145

General Partner	$627,163	$(166,586)		$—	$460,577
Limited Partners	24,831	(6,598)	(2b)	—	18,233
Net income available to Units	$651,994	$(173,184)		$—	$478,810

Earnings per Unit – basic:
Income from continuing operations available to Units	$1.73				$1.27
Net income available to Units	$1.74				$1.28
Weighted average Units outstanding	374,899				374,899

Earnings per Unit – diluted:
Income from continuing operations available to Units	$1.72				$1.26
Net income available to Units	$1.73				$1.27
Weighted average Units outstanding	377,735				377,735

See accompanying notes.

EQUITY RESIDENTIAL
ERP OPERATING LIMITED PARTNERSHIP
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2015
(Unaudited)

Notes to Pro Forma Condensed Consolidated Balance Sheets

(1)
Historical Balances – Reflects the consolidated balance sheet of the Company as contained in its historical consolidated financial statements included in the Form 10-Q as of and for the nine months ended September 30, 2015 previously filed with the SEC.

(2)	Starwood Portfolio – Reflects the financial position of the Starwood Portfolio as of September 30, 2015.

a.	Reflects certain mortgage debt that is required to be paid off prior to closing the transaction and associated accrued interest, deferred financing costs and mortgage escrow deposits.

b.	Reflects the adjustment to eliminate the historical equity and retained earnings of the Starwood Portfolio.

Reflects the reallocation of total equity and Noncontrolling Interests – Operating Partnership based on the Noncontrolling Interests – Operating Partnership ownership of Equity Residential.

Reflects the reallocation of total capital and limited partners' interest based on the limited partners' ownership of ERP Operating Limited Partnership.

(3)	Transaction – In connection with completing the transaction, the following adjustments were made to account for the cash received, transaction-related cash uses and the estimated gain on sale.

a.	Reflects the sales price received from the disposition of the Starwood Portfolio.

b.
Reflects the estimated transaction costs the Company will incur at or near closing in order to complete the dispositions. The estimated transaction costs approximate 1.5% of the sales price. These costs are not included in the pro forma condensed consolidated statement of operations for the year ended December 31, 2014 because they represent non-recurring charges that result directly from the transaction and will be included in the consolidated financial results of the Company within twelve months of the transaction.

c.	Reflects certain mortgage debt and associated accrued interest, net of mortgage escrow deposits to be returned, that is required to be paid off prior to closing the transaction.

d.	Reflects the net book value of the Starwood Portfolio, adjusted for the reallocation of Noncontrolling Interests.

Reflects the reallocation of total equity and Noncontrolling Interests – Operating Partnership based on the Noncontrolling Interests – Operating Partnership ownership of Equity Residential.

Reflects the reallocation of total capital and limited partners' interest based on the limited partners' ownership of ERP Operating Limited Partnership.

e.	Reflects the estimated gain on sale of the Starwood Portfolio, which is reduced by the estimated transaction costs discussed above. The estimated gain is not included in the pro forma condensed consolidated statement of operations for the year ended December 31, 2014 as it represents a non-recurring item that results directly from the transaction and will be included in the consolidated financial results of the Company within twelve months of the transaction.

EQUITY RESIDENTIAL
ERP OPERATING LIMITED PARTNERSHIP
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
NINE MONTHS ENDED SEPTEMBER 30, 2015 AND YEAR ENDED DECEMBER 31, 2014
(Unaudited)

Notes to Pro Forma Condensed Consolidated Statements of Operations

(1)
Historical Balances – Represents the consolidated statements of operations of the Company as contained in the historical consolidated financial statements included in its Form 10-Q as of and for the nine months ended September 30, 2015 and its Form 10-K as of and for the year ended December 31, 2014 previously filed with the SEC on November 5, 2015 and February 26, 2015, respectively.

(2)
Starwood Portfolio – Represents the historical combined revenues and certain expenses of the Starwood Portfolio for the nine months ended September 30, 2015 and for the year ended December 31, 2014 as if the disposition had occurred on January 1, 2014.

a.	Reflects only the interest expense and amortization of deferred financing costs related to certain mortgage debt that is required to be paid off prior to closing the transaction.

b.
Reflects the allocation of results between the controlling interests and the Noncontrolling Interests – Operating Partnership based on the Noncontrolling Interests – Operating Partnership weighted average ownership of 3.82% and 3.81% of Equity Residential for the nine months ended September 30, 2015 and for the year ended December 31, 2014, respectively.

c.	Reflects the adjustment to eliminate the Noncontrolling Interest for one Starwood Portfolio property that was partially owned for part of 2014.